American Fidelity Dual Strategy Fund, Inc.

2000 Annual Report

Dear Participant:

The U.S. stock market, as measured by the Standard & Poor's 500 Composite, posted its first negative return since 1990 (down 9.1%) after more than tripling over the previous five years. Increasing concern over slowing economic growth, excessive equity valuations, high energy prices and decelerating corporate profits contributed to a significant correction in stock prices during the fourth quarter and for the full year. This was clearly evident in the technology laden NASDAQ Composite, which posted its sharpest decline in its 29-year history (down 39.2%).

Economic growth, as measured by real Gross Domestic Product ("GDP"), slowed during the fourth quarter, following a weaker than expected showing of 2.2% in the third quarter. A decrease in the rate of industrial production, retail sales and employment growth contributed to a moderation in economic activity. Although a slowdown in the economy had clearly been anticipated following four consecutive quarters of GDP growth averaging above 5%, increasing concerns over the possibility of a recessionary environment in 2001 have captured investors' attention. We believe these concerns are misplaced given the healthy levels of employment growth, personal income and housing trends. While real GDP growth could contract in the first quarter of 2001, we are not anticipating a recession this year.

Inflation rates, as measured by the Consumer Price Index ("CPI"), trended upward to a 3.4% year-over-year rate for 2000 versus a 2.7% rate for 1999. Core inflation rates, which exclude highly volatile energy and food prices, also posted modestly higher readings of 2.6% versus 2.0% in 1999. Despite soaring energy prices and strong economic growth earlier in the year, investors continued to be encouraged by relatively moderate inflationary trends. Forecasts for a slowing economy coupled with flat to declining energy prices are likely to reverse inflationary pressures as we head into 2001.

U.S. Treasury bond yields dropped dramatically during the fourth quarter as signs of slowing economic activity raised expectations for a more accommodating Federal Reserve in 2001. The yield on the 10-year U.S. Treasury Bond ended the quarter at 5.11% versus 5.78% at the end of the third quarter and 6.44% at year-end 1999. In addition, short-term interest rates also fell sharply in anticipation of significant near-term interest rate cuts by the Federal Reserve. Despite the recent reduction in the Federal Funds rate by 50 basis points to 6.0%, we expect the Federal Reserve will cut rates further in the months ahead given a slowing economy and a declining inflationary threat. This should allow U.S. Treasury yield levels to trend downward during the first half of the year.

We believe that near-term trading in the equity markets is likely to remain quite volatile due to the uncertainty over the degree of slowing in economic growth and corporate earnings in 2001. However, we expect lower interest rates, healthy consumer spending and lower inflation will lead to a resurgence in economic growth in the second half of 2001. The dramatic performance discrepancy among different market sectors and individual issues clearly demonstrates to us the importance of a well-diversified and high quality equity portfolio. Given our outlook for declining interest rates, low inflation and continued corporate profit growth, we believe the sell-off in stock prices has produced attractive investment opportunities for investors with a long-term outlook.

Sincerely,

JOHN W. REX
John W. Rex
President
American Fidelity Dual Strategy Fund, Inc.

                AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                    Schedule of Portfolio Investments
                            December 31, 2000

                                                         Market Value
COMMON STOCK:                        Shares or      --------------------------
                                     Principal                   Percentage of
                                       Amount       Amount         Net Assets
                                     -----------------------------------------
Building Materials and
Gardening Supplies:
     Home Depot, Inc.                   40,000     $1,827,480
                                     -----------------------------------------
                                                    1,827,480        0.78%
Business Services:
     Automatic Data Processing, Inc.    68,000      4,305,216
     Computer Associates International,
       Inc.                             25,800        503,100
     Computer Sciences Corporation *    43,000      2,585,375
     Interpublic Group of Companies,
       Inc.                             51,000      2,170,662
     Microsoft Corporation *           143,800      6,237,324
     SunGard Data Systems, Inc. *       45,000      2,120,625
     WPP Group PLC **                   71,000      4,459,652
                                     -----------------------------------------
                                                   22,381,954        9.59%
Chemicals and Allied Products:
     Abbott Laboratories               116,600      5,647,754
     Air Products & Chemicals, Inc.     84,000      3,444,000
     Avery Dennison Corporation         55,800      3,062,025
     Merck & Company, Inc.              23,400      2,190,825
     Pfizer, Inc.                       43,800      2,014,800
                                     -----------------------------------------
                                                   16,359,404        7.01%
Communications:
     SBC Communications, Inc.           59,182      2,825,941
     Sprint PCS                         34,600        702,795
     Verizon Communications, Inc.       74,248      3,721,681
     Vodafone Group PLC ADR **          84,000      3,008,208
                                     -----------------------------------------
                                                   10,258,625        4.39%
Depository Institutions:
     Bank of America Corporation        62,032      2,845,718
     Citigroup, Inc.                    81,333      4,153,026
     J.P. Morgan & Company, Inc.         6,000        993,000
     PNC Financial Services Group       18,000      1,315,116
     The Chase Manhattan Corporation    73,950      3,360,066
     Wachovia Corporation               28,000      1,627,500
                                     -----------------------------------------
                                                   14,294,426        6.12%
Durable Goods, Wholesale:
     Johnson & Johnson                  55,000      5,778,410
                                     -----------------------------------------
                                                    5,778,410        2.47%
Electric, Gas, Sanitary Service:
     Duke Energy Corporation            37,000      3,154,250
     TECO Energy, Inc.                  55,500      1,796,813
     Xcel Energy, Inc.                  45,000      1,307,790
                                     -----------------------------------------
                                                    6,258,853        2.68%
                                     -----------------------------------------

See accompanying notes to financial statements.

Common Stock Continued:

Electronic and Other Electric Equipment:
     Emerson Electric Company           38,000      2,294,856
     Flextronics International, Ltd *   48,000      1,368,000
     General Electric Company          154,800      7,420,648
     Intel Corporation                 134,800      4,052,358
     Koninklijke Philips Electronics
       N.V.                            125,400      4,545,750
     Nokia Corporation ADR **           76,000      3,306,000
                                     -----------------------------------------
                                                   23,687,612       10.15%
Food and Kindred Products:
     Anheuser-Busch Companies, Inc.     62,000      2,821,000
     PepsiCo, Inc.                      85,000      4,212,770
                                     -----------------------------------------
                                                    7,033,770        3.01%
General Merchandise:
     Target Corporation                122,000      3,934,500
                                     -----------------------------------------
                                                    3,934,500        1.69%
Holding and Other Investment Offices:
     Archstone Communities Trust        40,000      1,030,000
     Duke-Weeks Realty Corporation      30,000        738,750
     First Industrial Realty Trust,
       Inc.                             35,000      1,190,000
     Mack-Cali Realty Corporation       31,400        896,847
     Simon Property Group, Inc.         48,000      1,152,000
     Spieker Properties, Inc.           24,000      1,203,000
                                     -----------------------------------------
                                                    6,210,597        2.66%
Industrial Machinery and Equipment:
     Applied Materials, Inc. *          26,000        992,862
      Cisco Systems, Inc. *            146,000      5,584,500
     Hewlett-Packard Company            28,000        883,736
     United Technologies Corporation    35,000      2,751,875
                                     -----------------------------------------
                                                   10,212,973        4.37%
Instruments and Related Products:
     Agilent Technologies, Inc. *       23,639      1,294,235
                                     -----------------------------------------
                                                    1,294,235        0.55%
Insurance Carriers:
     AFLAC, Inc.                        84,800      6,121,457
     American General Corporation       52,000      4,238,000
     American International Group, Inc. 54,843      5,405,436
     MGIC Investment Corporation        43,000      2,899,791
     Wellpoint Health Networks,Inc. *   17,000      1,959,250
                                     -----------------------------------------
                                                   20,623,934        8.83%
Miscellaneous Manufacturing Industries:
     Tiffany & Company                 112,800      3,567,300
     Tyco International, Ltd. **        87,000      4,828,500
                                     -----------------------------------------
                                                    8,395,800        3.60%
Miscellaneous Retail:
     Costco Wholesale Corporation       97,800      3,905,839
                                     -----------------------------------------
                                                    3,905,839        1.67%

See accompanying notes to financial statements.

Common Stock Continued:

Nondepositiory Institutions:
     American Express Company           58,800      3,230,296
     FNMA                               40,400      3,504,700
     Household International, Inc.      31,000      1,705,000
     MBNA Corporation                   97,750      3,610,592
                                     -----------------------------------------
                                                   12,050,588        5.16%
Nondurable Goods, Wholesale:
     Cardinal Health, Inc.              77,000      7,671,125
     Safeway, Inc.*                    123,700      7,731,250
                                     -----------------------------------------
                                                   15,402,375        6.60%
Oil and Gas Extraction:
     Anadarko Petroleum Corporation     58,000      4,122,640
     Schlumberger Ltd.                  58,400      4,668,321
                                     -----------------------------------------
                                                    8,790,961        3.77%
Paper and Allied Products:
     Kimberly-Clark Corporation         68,000      4,806,920
                                     -----------------------------------------
                                                    4,806,920        2.06%
Personal Services:
     H & R Block, Inc.                  39,300      1,626,038
                                     -----------------------------------------
                                                    1,626,038        0.70%
Petroleum Refining and Related Industries:
     BP Amoco PLC**                     21,320      1,020,695
     Coastal Corporation                57,000      5,033,783
     Conoco, Inc.- Class B              91,688      2,653,176
     Exxon Mobil Corporation            27,723      2,410,154
     Kerr-McGee Corporation             31,400      2,101,822
     Royal Dutch Petroleum Company**    68,200      4,130,328
     Texaco, Inc.                       29,600      1,838,900
                                     -----------------------------------------
                                                   19,188,858        8.22%
Primary Metal Industries:
     Engelhard Corporation              58,000      1,181,750
                                     -----------------------------------------
                                                    1,181,750        0.51%
Transportation by Air:
     Delta Air Lines, Inc.              14,000        702,618
                                     -----------------------------------------
                                                      702,618        0.30%
Transportation Equipment:
     Ford Motor Company                 28,000        656,236
                                     -----------------------------------------
                                                      656,236        0.28%

Total Common Stocks
     (Cost $191,127,784)             4,466,608    226,864,756       97.17%
                                     -----------------------------------------
Short Term Investments:
    Associates Corporation of North
      America Master Note (6.48%
      at 12/31/00)                   6,724,070      6,724,070
                                     -----------------------------------------
    Total Short-Term Investments:                   6,724,070        2.88%
        Total Investments:
          (cost $197,851,854)                     233,588,826      100.05%
                                     -----------------------------------------
        Other Assets and Liabilities, net:           (110,439)      -0.05%
                                     -----------------------------------------
                 Total Net Assets                $233,478,387      100.00%
                                     =========================================

   See accompanying notes to financial statements.

*  Presently not producing dividend income
** Foreign Investments

STATEMENT OF ASSETS AND LIABILITIES
                                                      December 31, 2000
                                                      -----------------
ASSETS:
     Cash                                                 $     76,155
     Investments at market value (cost $197,851,854)       233,588,826
     Accrued interest and dividends                            258,906
                                                          ------------
                              Total Assets                 233,923,887

LIABILITIES
     Liabilities for investment securities purchased           445,500
                                                          ------------
                              Total Liabilities:               445,500
                                                          ------------
NET ASSETS                                                $233,478,387
                                                          ============
   Composition of net assets:
     Net Capital paid in on shares of capital stock       $201,099,181
     Undistributed net investment income                     1,697,758
     Accumulated net realized losses                        (5,055,524)
     Unrealized appreciation on investments                 35,736,972
                                                          ------------
     Net assets (equivalent to $11.713 per share
     based on 19,933,557 shares of capital
     stock outstanding)                                   $233,478,387
                                                          ============

STATEMENT OF OPERATIONS                                      Year Ended
                                                          December 31, 2000
                                                          -----------------
INVESTMENT INCOME:
     Income:
       Dividends                                          $  3,012,271
       Interest                                                316,293
                                                          ------------
                                                             3,328,564
     Expenses:
       Investment management fees (note 2)                   1,142,927
                                                          ------------
               NET INVESTMENT INCOME                         2,185,637
                                                          ------------
REALIZED LOSSES ON INVESTMENTS:
     Proceeds from sales                                    74,611,449
     Cost of securities sold                                79,556,821
                                                          ------------
               NET REALIZED LOSSES                          (4,945,372)
                                                          ------------
UNREALIZED APPRECIATION ON INVESTMENTS:
     END OF YEAR                                            35,736,972
     BEGINNING OF YEAR                                      32,063,374
                                                          ------------
          INCREASE IN UNREALIZED APPRECIATION                3,673,598
                                                          ------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                               $    913,863
                                                          ============

See accompanying notes to financial statements.

        STATEMENTS OF CHANGES IN NET ASSETS
                         Years Ended December 31, 2000 and 1999
                                                    2000            1999
                                               ------------    ------------
Increase in Net Assets From Operations:
   Net Investment Income                       $  2,185,637    $  2,012,121
   Net Realized Gains (Losses) on Investments    (4,945,372)        889,848
   Increase In Unrealized Appreciation on
     Investments                                  3,673,598      32,063,374
                                               ------------    ------------
      Net Increase In Net Assets Resulting
        From Operations                             913,863      34,965,343
                                               ------------    ------------

Distributions to Shareholders (note 3):
   Investment income                             (2,500,000)          -----
   Long-term capital gains                       (1,000,000)          -----
                                               ------------    ------------
     Total Distributions to Shareholders         (3,500,000)          -----
Changes From Capital Stock Transactions (note 4)  6,811,112     194,288,069

       Increase in Net Assets                     4,224,975     229,253,412
Net Assets:
   Beginning of Year                            229,253,412           -----
                                               ------------    ------------
   End of Year                                 $233,478,387    $229,253,412
                                               ============    ============
Undistributed net investment income            $  1,697,758    $  2,012,121
                                               ============    ============

See accompanying notes to financial statements.

              FINANCIAL HIGHLIGHTS
                         Years Ended December 31, 2000 and 1999
                                                    2000           1999
                                               ------------    ------------
Investment income and expenses:
   Investment income                           $     0.1697    $     0.1603
   Operating expenses                                0.0583          0.0541
                                               ------------    ------------
        Net investment Income                        0.1114          0.1062

Net realized and unrealized gains (losses)
  from securities                                   (0.0671)         1.7406
Distributions-investment income                     (0.1274)          -----
Distributions-capital gains                         (0.0509)          -----
                                               ------------    ------------
Net Increase (decrease) in net asset unit value     (0.1340)         1.8468
Net asset unit value, beginning of period           11.8468         10.0000
                                               ------------    ------------
        Net asset unit value, end of period    $    11.7128    $    11.8468
                                               ============    ============
Net assets outstanding end of period           $233,478,387    $229,253,412
                                               ============    ============
Ratios:
   Ratio of expenses to average net assets           0.5000%         0.5000%
   Ratio of net investment income to average
      net assets                                     0.9533%         0.9840%
   Portfolio turnover rate                          33.3%           37.5%
   Total return                                      0.4%           18.5%

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) General
    -------
American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end diversified management investment company from 1968 to 1998, and was a seperate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b) Investments
    -----------
Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries.
Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first in, first out basis.
Security transactions are accounted for on a trade basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

In 2000, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $78,508,989 and $74,611,449, respectively.

At December 31, 2000, the cost basis of investments for financial reporting purposes was materially consistent with the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at December 31, 2000, were $47,620,298 and ($11,883,326), respectively.

(c) Income Taxes
    ------------
Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

(d) Use of Estimates
    ----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Distributions to Shareholders
    -----------------------------
Distributions to shareholders are recorded on the ex-dividend date.

(2) TRANSACTIONS WITH AFFILIATES

The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two sub-advisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The sub-advisors' fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3) DISTRIBUTIONS TO SHAREHOLDERS

On November 15, 2000, distributions of $0.128 and $0.051 per share were declared for ordinary income and long-term capital gains, respectively, which amounted to $2,500,000 and $1,000,000, respectively.

(4) CHANGES FROM CAPITAL STOCK TRANSACTIONS

As of December 31, 2000, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

                                  Shares                     Amount
                        -----------------------   ---------------------------
                            2000         1999           2000           1999
                        ----------   ----------   ------------   ------------
Shares Sold              1,102,404   19,791,437   $ 12,824,575   $199,004,011
Shares Issued in
  reinvestment of
  dividends and
  distributions            295,683        ----       3,500,000           ----
                        ----------   ----------   ------------   ------------
                         1,398,087   19,791,437     16,324,575    199,004,011

Shares redeemed           (816,046)    (439,921)    (9,513,463)    (4,715,942)
                        ----------   ----------   ------------   ------------
Increase in net assets
  derived from capital
  stock transactions       582,041   19,351,516   $  6,811,112   $194,288,069
                        ==========   ==========   ============   ============

                         Independent Auditors' Report

Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc., as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

January 19, 2001

Participants' Benefits

As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

     RE-INVESTMENT WITHOUT CHARGE
     Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

     PROFESSIONAL MANAGEMENT
     Knowledgeable, full-time management constantly monitors market opportunities for your fund.

     CAPITAL FULLY INVESTED
     Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

     PERSONAL SERVICE
     Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.

Board of Directors          JOHN W. REX, Chairman
American Fidelity             President and Director
Dual Strategy                 American Fidelity Assurance Company
Fund, Inc.                  DANIEL D. ADAMS, JR., Secretary
                              Vice President and Investment Officer
                              American Fidelity Assurance Company
                            JEAN G. GUMERSON
                              President and Chief Executive Officer
                              Presbyterian Health Foundation
                            GREGORY M. LOVE
                              President and Chief Operating Officer
                              Love's Country Stores, Inc.
                            J. DEAN ROBERTSON, D.D.S., M. Ed.
                              Pediatric Dentistry
                              Private Practice
                            G. RAINEY WILLIAMS, JR.
                              President and Chief Operating Officer, Marco
                              Holding Corporation
-----------------------------------------------------------------------------
Safekeeping of Securities   InvestTrust, N.A.
                              Oklahoma City, Oklahoma
-----------------------------------------------------------------------------
Independent Auditors        KPMG, LLP
                              Oklahoma City, Oklahoma
-----------------------------------------------------------------------------
Investment Manager          American Fidelity Assurance Company
                              Oklahoma City, Oklahoma
-----------------------------------------------------------------------------
Investment Sub-Advisors     Lawrence W. Kelly & Associates, Inc.
                              Pasadena, California
                            Todd Investment Advisors, Inc.
                              Louisville, Kentucky
-----------------------------------------------------------------------------
Board of Directors          LYNDA L. CAMERON
American Fidelity             President
Assurance Company             Cameron Equestrian Centers, Inc.
                            WILLIAM M. CAMERON
                              Chairman of the Board and Chief Executive
                              Officer
                              American Fidelity Assurance Company
                            WILLIAM E. DURRETT
                              Senior Chairman of the Board
                              American Fidelity Assurance Company
                            CHARLES R. EITEL
                              Chairman and Chief Executive Officer
                              Simmons Company
                            THEODORE M. ELAM
                              Vice President and Attorney
                              McAfee and Taft
                            WILLIAM A. HAGSTROM
                              Chairman and Chief Executive Officer
                              The Women's Care Network
                            DAVID R. LOPEZ
                              President, Texas Operations
                              Southwestern Bell Telephone
                            PAULA MARSHALL-CHAPMAN
                              Chief Executive Officer
                              The Bama Companies, Inc.
                            JOHN W. REX
                              President and Chief Operating Officer
                              American Fidelity Assurance Company
                            GALEN P. ROBBINS, M.D.
                              Physician

                           For More Information

To obtain information:

By telephone
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public
Reference Section, Washington, DC 20549-6009.

==============================================================================
                      2000 N. Classen Boulevard
                    Oklahoma City, Oklahoma 73106
                            1-800-654-8489